Exhibit 99.1

Redbox to Become Publicly Traded Company

Through Business Combination with Seaport Global Acquisition Corp.

Accelerates Redbox’s Technology Development, Content Acquisition and Marketing Initiatives

at Critical Inflection Point in Company’s Digital Transformation

Includes $50 Million PIPE Commitment from Investors Led by Ophir Asset Management with Support from Strategic Investors Lionsgate, Legendary Entertainment, Screenvision and
Basil Iwanyk / Thunder Road

Transaction Values the Combined Company at $693 Million

Apollo Funds to Roll 100% of Their Existing Equity Stake

Compelling Equity Thesis Supported by 39 Million Loyalty Members, Differentiated Multi-Product Digital Platform and Experienced Management Team

Investor Conference Call Scheduled for Monday, May 17, 2021 at 8:00 a.m. CT

NEW YORK, May 17, 2021 -- Redbox, America's destination for affordable new-release movies and entertainment, announced today that it has entered into a definitive agreement to combine with Seaport Global Acquisition Corp. (Nasdaq: “SGAM”, “SGAMU,” and “SGAMW”) (“Seaport Global Acquisition”), a publicly traded special purpose acquisition company. The transaction will result in Redbox becoming a publicly traded company with an enterprise value of $693 million. Upon closing, Redbox’s common stock is expected to trade on Nasdaq under the ticker symbol RDBX.

As part of the transaction, all existing shareholders will roll 100% of their equity in Redbox, including funds managed by affiliates of Apollo Global Management, Inc. (together with its consolidated subsidiaries, "Apollo") (NYSE: APO), which acquired Redbox through the acquisition of Outerwall in September 2016. Upon close of the combination, these existing shareholders will hold approximately 59% of the outstanding common stock.

An Established Leader Poised to Capitalize on Favorable Business Trends

Redbox, a leader in quality home entertainment for nearly two decades, has been undergoing a transformation to offer customers and partners a multi-product experience across physical and digital channels. Capital raised from the transaction will be used to pay down debt as well as invest in innovation and accelerate this transformation, which spans multiple entertainment windows and business models, including film distribution, transactional video on demand (TVOD), premium video on demand (PVOD), ad-supported linear and on demand (AVOD). Redbox is also building technology to offer subscription on demand (SVOD) services as a third-party retailer.

Today Redbox serves a differentiated and value-oriented customer base, with more than 39 million loyalty members. Through this transaction, Redbox will be well positioned to build on its legacy DVD rental business, accelerate its digital transformation and capture a significant and growing market opportunity.

Redbox has a strong foundation for long-term growth and success, and with support from Seaport Global Acquisition, will be better equipped to take advantage of its competitive value drivers, which include:

Strategic Rationale Highlights

•	Strong Legacy DVD Rental Business Provides Significant Growth Opportunity. Redbox serves its customers through 40,000 kiosks across more than 150 retail partners with the lowest priced rentals for new theatrical releases. Approximately 70% of these customers identify as late adopters of new technology, providing Redbox with a unique opportunity to convert customers to its digital platforms over time.

•	Uniquely Positioned to Meet Growing Market Demand. Today’s audiences are fueling an unprecedented demand for premium quality on-demand content that is both through subscription and free with advertising. In fact, the AVOD and SVOD markets are expected to grow to a combined $44 billion by 2022. With Free on Demand and Free Live TV, Redbox is building an affordable multi-product ecosystem in a large and fast-growing total addressable market. As the shift to digital intensifies, Redbox’s existing AVOD and future SVOD businesses are positioned to capture significant upside potential.

•	Expansive Marketing Reach and Scaled Loyalty Program. The Company reaches more than 46 million consumers via email, more than 43 million mobile app downloads, more than 7 million followers on social media and 6 million SMS subscribers. Through the Redbox Perks loyalty program, the Company engages and incentivizes 39 million members, resulting in higher average revenue per user and reduced churn.

•	Redbox Entertainment Creates Exclusive Content and Drives Incremental Margin Growth. The Company offers exclusive and original content through Redbox Entertainment, a new content acquisition and production division, which is expected to be a key driver of future growth. To date, Redbox has released 16 titles through Redbox Entertainment and has 26 more titles committed for future release. The Company is targeting to ramp to more than 36 new releases per year to grow its exclusive content library.

•	Attractive Financial Profile Represents Solid Foundation for Future Growth and Value Creation. The Company generated $114 million of Adjusted EBITDA in 2020, despite limited new theatrical content and lockdowns stemming from the COVID-19 pandemic. Redbox converts on average over 80% of its Adjusted EBITDA directly into free cash flow and expects strong growth of Adjusted EBITDA and free cash flow through 2023, driven by an increase of theatrical content as releases return to historical levels as well as digital revenue growth.

•	Proven Leadership Team: Following the completion of the transaction, Galen Smith, who has served as Redbox’s CEO since 2016, will continue to lead the Company along with the existing management team.

Management Comments

Galen Smith, CEO of Redbox, said:

“Redbox has built one of the most trusted brands in entertainment by consistently delivering on three core tenets: value, convenience and simplicity. Today’s announcement brings us one step closer to building an entertainment ecosystem and underscores our steadfast commitment to enhancing our customer value proposition. We are pleased that Seaport Global Acquisition shares our confidence in the opportunities ahead and are grateful for their team’s expertise and support. In Redbox’s next chapter as a public company, we will be focused on delivering a differentiated, affordable entertainment experience for our millions of loyal customers, and seeking profitable growth for shareholders.”

Stephen Smith, Chairman and CEO of Seaport Global Acquisition, said:

“We’ve long admired Redbox’s team for the incredible reputation they’ve established in the industry, as well as the innovative, scalable business model they’ve built. Over the past year in particular, the resilience Redbox has demonstrated through the challenges associated with the COVID-19 pandemic reaffirms our confidence in the value and growth potential of the business. We are thrilled to partner with Redbox’s team as they work to transform in-home entertainment and deliver long-term growth.”

Transaction Overview

The transaction has been unanimously approved by the board of directors of Seaport Global Acquisition and Redbox and is expected to close in the third quarter of 2021, subject to the satisfaction of customary closing conditions.

The transaction, which values Redbox at an enterprise value of $693 million, will be funded by a combination of $145 million of cash held in the trust account of Seaport Global Acquisition, and a fully committed PIPE of $50 million led by Ophir Asset Management. Strategic investors include global content leader Lionsgate (LGF.A, LGF.B), Legendary Entertainment, Screenvision and Basil Iwanyk, producer of the John Wick series and founder of Thunder Road Films. Upon completion of the transaction, Redbox expects to have approximately $209 million in cash that will be used to pay down existing debt and fund digital expansion, content acquisition and marketing initiatives. All references to cash on the balance sheet, available cash from the trust account and retained transaction proceeds are subject to any redemptions by the public stockholders of Seaport Global Acquisition and payment of transaction expenses.

Additional information about the proposed transaction, including a copy of the merger agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by Seaport Global Acquisition today with the Securities and Exchange Commission (“SEC”) and available at www.sec.gov.

Advisors

B. Riley Securities is acting as capital markets advisor to Seaport Global Acquisition and lead placement agent on the PIPE. BTIG, LLC is acting as lead financial advisor and capital markets advisor to Redbox. Moelis & Company LLC is also serving as a financial advisor to Redbox. Apollo Global Securities and BTIG, LLC also served as placement agents on the PIPE.

Paul Hastings LLP is acting as legal advisor to Seaport Global Acquisition. Paul, Weiss, Rifkind, Wharton & Garrison LLP is acting as legal advisor to Redbox. Kirkland & Ellis LLP acted as legal advisor to the placement agents.

Conference Call Information

Redbox and Seaport Global Acquisition will host a joint investor conference call to discuss the transaction and review the investor presentation today, Monday, May 17, 2021, at 7:00 a.m. CT. The conference call can be accessed by dialing +1 877-876-9176 within the U.S. or +1 785-424-1670.

A webcast of the conference call, associated presentation materials, and the conference call replay will be accessible on Redbox’s investor relations website at https://www.redbox.com/investor-relations and on Seaport Global Acquisition’s news page at https://seaportglobalacquisition.com/news/.

About Redbox

Redbox is America's leading destination for new-release movies and entertainment with more ways to watch than any other home entertainment provider. Redbox delivers value and convenience through unparalleled choice across content, platforms, rental and purchase options, and price points. The company's expanding streaming offering includes digital rental and purchase as well as free live TV and free On Demand content, and complements Redbox’s nationwide footprint of more than 40,000 entertainment kiosks, conveniently located where consumers already shop. Redbox Entertainment, a new content acquisition and production division, has further transformed Redbox into a multi-channel content provider. For more information, visit redbox.com.

About Seaport Global Acquisition Corp.

Seaport Global Acquisition Corp. is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The Company is led by Chairman and Chief Executive Officer, Stephen C. Smith, and Chief Financial Officer, Michael Ring. The Company is affiliated with Seaport Global Holdings, a full-service, mid-sized independent investment bank that offers capital markets advisory, sales, trading and research services.

Redbox Non-GAAP Reconciliation

$ in MM	2020A
Net Income/(Loss)	$(90)
Depreciation and other	65
Amortization of goodwill and other intangible assets	93
Interest and other expense, net	33
Income tax expense / (benefit)	(26)
Non-core and non-recurring expenses	39
Adjusted EBITDA	$114

Important Information About the Business Combination and Where to Find It

In connection with the proposed business combination, Seaport Global Acquisition intends to file preliminary and definitive proxy statements with the Securities and Exchange Commission (“SEC”). The preliminary and definitive proxy statements and other relevant documents will be sent or given to the stockholders of Seaport Global Acquisition as of the record date established for voting on the proposed business combination and will contain important information about the proposed business combination and related matters. Stockholders of Seaport Global Acquisition and other interested persons are advised to read, when available, the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with Seaport Global Acquisition’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed business combination because the proxy statement will contain important information about Seaport Global Acquisition, Redbox and the proposed business combination. When available, the definitive proxy statement will be mailed to Seaport Global Acquisition’s stockholders as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov/ or by directing a request to: Seaport Global Acquisition Corp., 360 Madison Avenue, 20th Floor, New York, NY 10017, Attention: Secretary, telephone: (212) 616-7700. The information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated by reference into, and is not a part of, this communication.

Participants in the Solicitation

Seaport Global Acquisition, Redbox and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Seaport Global Acquisition’s stockholders in connection with the business combination. Seaport Global Acquisition’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Seaport Global Acquisition in Seaport Global Acquisition’s final prospectus filed with the SEC on December 1, 2020 in connection with Seaport Global Acquisition’s initial public offering. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Seaport Global Acquisition’s stockholders in connection with the proposed business combination will be set forth in the proxy statement for the proposed business combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination will be included in the proxy statement that Seaport Global Acquisition intends to file with the SEC.

No Offer or Solicitation

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This communication includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this communication, regarding Seaport Global Acquisition’s proposed business combination with Redbox, Seaport Global Acquisition’s ability to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of the respective management of Seaport Global Acquisition and Redbox and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Seaport Global Acquisition or Redbox. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the business combination or that the approval of the stockholders of Seaport Global Acquisition or Redbox is not obtained; failure to realize the anticipated benefits of business combination; risk relating to the uncertainty of the projected financial information with respect to Redbox; the amount of redemption requests made by Seaport Global Acquisition’s stockholders; the overall level of consumer demand for Redbox’s products; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the financial strength of Redbox’s customers; Redbox’s ability to implement its business and growth strategy; changes in governmental regulation, Redbox’s exposure to litigation claims and other loss contingencies; disruptions and other impacts to Redbox’s business, as a result of the COVID-19 pandemic and government actions and restrictive measures implemented in response, and as a result of the proposed transaction; Redbox’s ability to retain and expand customer relationships; competitive pressures from many sources, including those using other distribution channels, having more experience, larger or more appealing inventory, better financing, and better relationships with those in the physical and streaming movie and television industries; developments in the home video distribution market as newer technologies and distribution channels compete for market share, and Redbox experiences a secular decline in the physical rental market; the impact of decreased quantity and quality of movie content availability for physical and digital distribution due to changes in quantity of new releases by studios, movie content failing to appeal to consumers’ tastes, increased focus on digital sales and rentals, and other general industry-related factors; the termination, non-renewal or renegotiation on materially adverse terms of Redbox’s contracts or relationships with one or more of its significant retailers or studios; Redbox’s inability to obtain licenses to digital movie or television content for home entertainment viewing; Redbox’s reliance upon a number of partners to make its digital service available on their devices; unforeseen costs and potential liability in connection with content Redbox acquires, produces, licenses and/or distributes through its service; the impact of the COVID-19 pandemic on Redbox’s business, results of operations and financial condition, its suppliers and customers and on the global economy; the impact that global climate change trends may have on Redbox and its suppliers and customers; Redbox’s ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, Seaport Global Acquisition’s information systems; fluctuations in the price, availability and quality of electricity and other raw materials and contracted products as well as foreign currency fluctuations; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks.

More information on potential factors that could affect Seaport Global Acquisition’s or Redbox’s financial results is included from time to time in Seaport Global Acquisition’s public reports filed with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K as well as the preliminary and the definitive proxy statements that Seaport Global Acquisition intends to file with the SEC in connection with Seaport Global Acquisition’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed business combination. If any of these risks materialize or Seaport Global Acquisition’s or Redbox’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Seaport Global Acquisition nor Redbox presently know, or that Seaport Global Acquisition and Redbox currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Seaport Global Acquisition’s and Redbox’s expectations, plans or forecasts of future events and views as of the date of this communication. Seaport Global Acquisition and Redbox anticipate that subsequent events and developments will cause their assessments to change. However, while Seaport Global Acquisition and Redbox may elect to update these forward-looking statements at some point in the future, Seaport Global Acquisition and Redbox specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Seaport Global Acquisition’s or Redbox’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

Redbox

Jennifer St. Clair

jennifer.st.clair@redbox.com

Seaport Global Acquisition Corp.

Scott Bisang / Katelyn Villany

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449